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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported)     MAY 3, 2007

                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           001-9930                                     25-0716800
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    (Commission File Number)                (IRS Employer Identification No.)

           1200 STATE FAIR BOULEVARD
              SYRACUSE, NEW YORK                          13221-4737
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   (Address of Principal Executive Offices)               (Zip Code)

                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

             On May 2, 2007, The Penn Traffic Company (the "Company") delivered an offer letter to Tod Nestor with respect to his employment as Senior Vice President -Chief Financial Officer of the Company (the "Offer Letter"), which offer was accepted by Mr. Nestor on May 3, 2007. Pursuant to the Offer Letter, Mr. Nestor's employment with the Company will commence on May 14, 2007.

             Pursuant to the Offer Letter, Mr. Nestor will be entitled to receive an annual salary of $275,000 as well as a sign-on bonus of $50,000, "grossed up," payable in three installments, the first installment of 50% to be payable upon the date he commences his employment in Syracuse, NY, the second installment of 25% to be payable three months thereafter and the final installment of 25% to be payable six months thereafter. In addition to participation in the Company's 401(K), health insurance and other employee benefits programs, Mr. Nestor will be entitled to participate in the Company's Management Performance Incentive Program (Bonus), pursuant to which he will be eligible to receive 45% of his base salary up to a maximum of 90%. He will also be entitled to receive $15,000 "grossed up" after 60 days of employment in lieu of a company car, up to $2,500 per month plus expenses for up to nine months for temporary housing expenses, as well as 52 weeks of severance.

             A copy of the Offer Letter is attached as Exhibit 99.1 hereto and is incorporated by reference herein.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

             Effective May 14, 2007, Mr. Nestor was appointed Senior Vice President - Chief Financial Officer of the Company. In connection with Mr. Nestor's appointment, the Company delivered the Offer Letter, the material terms of which are described under Item 1.01 of this Current Report on Form 8-K and are incorporated herein by reference.

             Mr. Nestor is 44 years old. From 2005 until most recently, Mr. Nestor served at American Eagle Outfitters, Inc. as Vice President, Strategic Planning and Treasurer, and as Vice President Finance and Controller. From 2003 until 2005, Mr. Nestor served at H.J. Heinz as Vice President Continuous
Improvement, and as Vice President Corporate Planning. Prior to that, Mr. Nestor held various executive and leadership positions in the areas of finance, treasury and operations at Bacardi Ltd., WR Grace, Stern Stewart & Co. and PepsiCo, Inc. (including Pizza Hut subsidiary).

             Other than as disclosed in this Item 5.02, there have been no transactions between Mr. Nestor or any member of his family and the Company since the beginning of the Company's last fiscal year. Additionally, there are no family relationships between Mr. Nestor and any director or executive officer of the Company.


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             In connection with Mr. Nestor's  appointment,  Ben Jones,  who had been acting as the Company's interim chief financial officer while it was seeking a candidate for a permanent position, resigned from his position with the Company, effective May 14, 2007.


ITEM 7.01    REGULATION FD DISCLOSURE

             On May 9, 2007, the Company issued a press release with regard to the matters discussed in Item 5.02 above. A copy of that press release is attached hereto as Exhibit 99.2.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

             (d) The following are attached as exhibits to this Current Report on Form 8-K:

             EXHIBIT      DESCRIPTION
             -------      -----------

               99.1 Offer Letter, dated May 2, 2007, between the Company and Tod Nestor, accepted on May 3, 2007.

               99.2       Press Release, dated May 9, 2007.




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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.



                                             THE PENN TRAFFIC COMPANY



                                             By:  /s/ Daniel J. Mahoney
                                                  -----------------------------
                                                  Name:   Daniel J. Mahoney
                                                  Title:  VP, General Counsel


Dated:  May 9, 2007






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                                 EXHIBIT INDEX



       EXHIBIT      DESCRIPTION
       -------      -----------

         99.1 Offer Letter, dated May 2, 2007, between the Company and Tod Nestor, accepted on May 3, 2007.

         99.2       Press Release, dated May 9, 2007.








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